Exhibit 99.4

INGEN TECHNOLOGIES, INC.

THOMAS J. NEAVITT

EMPLOYMENT AGREEMENT

This Agreement is dated this 14th day of February by and between Thomas J. Neavitt (" NEAVITT”) and Ingen Technologies, Inc. ("INGEN"), a Georgia corporation, and is hereinafter referred to as the "Agreement.”

I

RECITALS

A.  INGEN desires to enter into an agreement with  NEAVITT wherein  NEAVITT will serve as Interim CEO of INGEN.

B.  INGEN and  NEAVITT have reviewed this agreement and any documents delivered pursuant hereto and have taken such additional steps and reviewed such additional documents and information as deemed necessary to make an informed decision to enter into this Agreement.

C.  Each of the parties hereto desires to make certain representations, warranties and agreements in connection herewith and also to describe certain conditions hereto.

II

AGREEMENT

Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Job or Task Description:   NEAVITT will have the following duties and responsibilities:  Interim Chief Executive Officer

2. Term:  The term of this agreement is for a period not to exceed 90 days, unless the parties mutually agree to an extension.

3.	Compensation:

a.  Stock:   NEAVITT is entitled to a $50,000 Convertible Note, attached hereto and incorporated herein by this reference.

b.  Cash:  Cash compensation, if any, will be negotiated in good faith depending on the services actually provided by  NEAVITT and the performance of the company.  All compensation per this Agreement shall be fair and in the light of and commensurate with compensation made to others employed by INGEN and/or in accordance with industry standards.  Cash compensation is reviewable at any time during the term of this Agreement. The parties may agree on a cash bonus structure at any time during the course of this Agreement.

c.  Expenses:  INGEN will pay the reasonable costs and expenses of  NEAVITT directly related to his performance of his position or tasks herein, provided that such expenses are submitted to INGEN and approved in advance.

d.  Employee:  Unless otherwise indicated below,  NEAVITT will be an employee of the company, which will be responsible for withholding applicable taxes.

e.  Benefits:  Other non-cash benefits, if any, will be supplied by INGEN to  NEAVITT as negotiated by the parties (if and when funds are available for any such use).

4.  Confidentiality:

a. This Agreement.  The provisions of this Agreement are confidential and private and are not to be disclosed to outside parties (except on a reasonable need to know basis only) without the express, advance consent of all parties hereto or by order of a court of competent jurisdiction.

 b.   Proprietary Information.   NEAVITT agrees and acknowledges that during the course of this agreement in the performance of his duties and responsibilities that he will come into possession or knowledge of information of a confidential nature and/or proprietary information of INGEN.

Such confidential and/or proprietary information includes but is not limited to the following of INGEN, its agents, contractors, employees and all affiliates: corporate and/or financial information and records of INGEN or any client, customer or associate of INGEN; information regarding artists or others under contract, or in contact with, INGEN; customer information; client information; shareholder information; business contacts, investor leads and contacts; employee information;  documents regarding INGEN’s website and any INGEN product, including intellectual property.

   NEAVITT represents and warrants to INGEN that he will not divulge confidential, proprietary information of INGEN to anyone or anything without the advance, express consent of INGEN, and further will not use any proprietary information of INGEN for his or anyone else's gain or advantage during and after the term of this agreement.

5.  Further Representations and Warranties:   NEAVITT acknowledges that this is a full time position and represents that he will perform all his duties and functions herein in a timely, competent and professional manner.   NEAVITT represents and warrants that he will be fair in his dealing with INGEN and will not knowingly do anything against the interests of INGEN.

6.  Survival of Warranties and Representations:  The parties hereto agree that all warranties and representations of the parties survive the closing of this transaction.

7.  Termination:  This agreement is expressly not “at will.”  It can be terminated by INGEN only for cause, after reasonable notice and opportunity to correct any alleged deficiencies.   NEAVITT may request a hearing of the full Board of Directors to defend himself against any attempt of INGEN to terminate this Agreement.  Any final determination of termination must be made by majority vote of the INGEN Board of Directors (after such a hearing, if requested).   NEAVITT must give at least 30 days notice if he intends to resign.  Any compensation due  NEAVITT ends on the date his resignation is effective (stock entitlement shall be pro-rated during the year of the resignation).

8.  Limitation of Personal Liability:   NEAVITT is entitled to all the protection provided by Georgia corporate law limiting the personal liability of management.  In addition, the company adopts the conditions as contained in Georgia Code – Corporations and Partnerships – Title 14, Section 14-2-851 (below) and further  agrees that the Indemnity provisions in III 2. below apply to any circumstance in which  NEAVITT were to be sued personally or a claim filed against him personally for his alleged acts and/or omissions resulting from the exercise of his duties provided for herein during the course of his employment hereunder.

The applicable provision of Georgia law is provided as follows:

Georgia Code - Corporations and Partnerships - Title 14, Section 14-2-851

Except as otherwise provided in this Code section, a corporation may indemnify an individual who is a party to a proceeding because he or she is or was a director against liability incurred in the proceeding if:

(1) Such individual conducted himself or herself in good faith; and

(2) Such individual reasonably believed:

(A) In the case of conduct in his or her official capacity, that such conduct was in the best interests of the corporation;

(B) In all other cases, that such conduct was at least not opposed to the best interests of the corporation; and

(C) In the case of any criminal proceeding, that the individual had no reasonable cause to believe such conduct was unlawful.

(b) A director´s conduct with respect to an employee benefit plan for a purpose he or she believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (a)(2)(B) of this Code section.

(c) The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this Code section.

(d) A corporation may not indemnify a director under this Code section:

(1) In connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under this Code section; or

(2) In connection with any proceeding with respect to conduct for which he or she was adjudged liable on the basis that personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity

III

MISCELLANEOUS PROVISIONS

1.  Expenses:  Each party shall bear its respective costs, fees and expenses associated with the entering into or carrying out its obligations under this Agreement.

2.  Indemnification:  Any party, when an offending party, agrees to indemnify and hold harmless the other non-offending parties from any claim of damage of any party or non-party arising out of any act or omission of the offending party arising from this Agreement.

3.  Notices:  All notices required or permitted hereunder shall be in writing and shall be deemed given and received when delivered in person or sent by confirmed facsimile, or ten (10) business days after being deposited in the United States mail, postage prepaid, return receipt requested, addressed to the applicable party as the address as follows:

 NEAVITT:

INGEN: 35193 Avenue “A,” Suite-C, Yucaipa, CA 92399

4.  Breach:  In the event of a breach of this Agreement, ten (10) days written notice (from the date of receipt of the notice) shall be given.  Upon notice so given, if the breach is not so corrected, the non-breaching party may take appropriate legal action per the terms of this Agreement.

5.  Assignment:  This Agreement is assignable only with the written permission of INGEN.

6.  Amendment:  This Agreement is the full and complete, integrated agreement of the parties, merging and superseding all previous written and/or oral agreements and representations between and among the parties, and is amendable in writing upon the agreement of all concerned parties.  All attachments hereto, if any, are deemed to be a part hereof.

7.  Interpretation:  This Agreement shall be interpreted as if jointly drafted by the parties.  It shall be governed by the laws of the State of California applicable to contracts made to be performed entirely therein.

8.  Enforcement: If the parties cannot settle a dispute between them in a timely fashion, either party may file for arbitration within San Bernardino County, California.  Arbitration shall be governed by the rules of the American Arbitration Association.  The arbitrator(s) may award reasonable attorneys fees and costs to the prevailing party.  Either party may apply for injunctive relief or enforcement of an arbitration decision in a court of competent jurisdiction within San Bernardino County, California.

9.  Counterparts:  This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.  Facsimile signatures shall be considered as valid and binding as original signatures.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

/s/ THOMAS J.  NEAVITT
THOMAS J.  NEAVITT

INGEN TECHNOLOGIES, INC.

/s/ Scott R. Sand
By: Scott R. Sand
CEO (prior to his resignation)

NEITHER THIS NOTE NOR THE SECURITIES THAT MAY BE ISSUED BY THE BORROWER UPON CONVERSION HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (i) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS; OR (ii) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (iii) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.
CONVERTIBLE NOTE

$50,000.00	February 14, 2011 (the "Issuance Date")

FOR VALUE RECEIVED, INGEN TECHNOLOGIES, INC., a Georgia corporation (the "Company"), hereby promises to pay to the order of Thomas J. Neavitt, an individual or registered assigns (the "Holder") the principal amount of Fifty Thousand Dollars ($50,000.00), on demand of the Holder (the "Maturity Date").  The principal balance of this Note shall be payable pursuant to Paragraph 1.

1. Payments of Principal and Interest.

(a)  Payment of Principal. The principal balance of this Note shall be paid to the Holder hereof on the Demand. The Company shall not prematurely pay or prepay any outstanding principal balance to the Holder.

(b)  Default Interest. Any amount of principal on this Note which is not paid when due shall bear no interest  per annum from the date thereof until the same is paid ("Default Interest") and the Holder, at the Holder's sole discretion, may include any accrued but unpaid Default Interest in the Conversion Amount.

(c)  Interest.  Interest on the principal amount shall be six percent (6%) simple interest per annum (and on the declining balance if applicable).

(d) General Payment Provisions.   This Note shall be made in lawful money of the United States of America by check to such account as the Holder may from time to time designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of Georgia are authorized or required by law or executive order to remain closed.

2. Conversion of Note. At any time prior to the Maturity Date, this Note shall be convertible into shares of the Company's common stock, share (the "Common Stock"), on the terms and conditions set forth in this Paragraph 2.

(a)             Certain Defined Terms.  For purposes of this Note, the following terms shall have the following meanings:

(1)           "Conversion Amount" means the sum of (A) the principal amount of this Note to be converted with respect to which this determination is being made, and (B) Default Interest, if any, on unpaid interest and principal, if so included at the Holder's sole discretion.

(2)           "Conversion Price" means 100% of the average bid price on the three days prior to the date of Conversion.

(3)           "Other Note" means the convertible notes, other than this Note, issued by the Company to the Holder whether prior, simultaneously with or hereinafter executed.

(4)           "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

 (b)             Holder's Conversion Right. At any time or times on or after the Issuance Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and nonassessable shares of Common Stock in accordance with Paragraph 2(d), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion; if such issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(c)             Conversion Rate. The number of shares of Common Stock issuable upon conversion of a Conversion Amount of this Note pursuant to Paragraph 2(b) shall be determined according to the following formula (the "Conversion Rate"):

Conversion Amount / Conversion Price = number of shares of Common Stock issuable upon conversion of a Conversion Amount of this Note

(d)             Conversion Amount. Loan shall be converted pursuant to Rule 504(b) of regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, into un-legend shares at the Conversion Price.

(e)             Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

(1)  Holder's Delivery Requirements. To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Holder (the "Conversion Date"), the Holder hereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit 2.(e)(1) (the "Conversion Notice") to the Company; and (B) surrender to a common carrier for delivery to the Company as soon as practicable following the date of the Conversion Notice original of the Note being converted.

(2)  Company's Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall as soon as practicable, but in no event later than three (3) Business Days after receipt of such Conversion Notice, send, via facsimile and overnight courier, a confirmation of receipt of such Conversion Notice (the "Conversion Confirmation") to such Holder indicating that the Company will process such Conversion Notice in accordance with the terms herein. Within five (5) Business Days after the date of the Conversion Confirmation, the Company shall issue and surrender to a common carrier for delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled. If less than the full principal amount of this Note is submitted for conversion, then the Company shall within five (5) Business Days after receipt of the Note and at its own expense, issue and deliver to the Holder a new Note for the outstanding principal amount not so converted; provided that such new Note shall be substantially in the same form as this Note.

(3)  Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(e)  Taxes. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Notes.

3.           Other Rights of Holders.

(a) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any (i) Organic Change or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance reasonably satisfactory to the Holder) to deliver to Holder in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note, and reasonably satisfactory to the Holder.  Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Holders of a majority of the Conversion Amount of the Notes then outstanding) to ensure that each of the Holders will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder's Note, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such Holder's Note as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Note).

(b) Security Interest.  Company hereby grants Holder a continuing security interest in all presently existing and later acquired Collateral to secure all obligations and performance of Company’s duties hereunder (collectively, the "Obligations").  The term "Collateral" shall include the following categories of assets as defined in Article 9 of the Uniform Commercial Code of the State of Georgia as amended (the "UCC"): goods (including inventory, equipment and any accessions thereto, instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired.    Notwithstanding anything contained herein to the contrary, any rights granted to Holder pursuant to the security interest granted hereunder may only be enforced following prior written notice of a default of the Obligations to Company with a five (5) day opportunity for each party to cure such default.  If, pursuant to the UCC, prior notice must be given to the Company upon the occurrence of an event, a five (5) day notice period shall be sufficient. Company irrevocably authorizes the Holder at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that: (i) indicate the Collateral as all assets of Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail; and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (y) whether Company is an organization, the type of organization, and any organization identification number issued to Company, and, (z) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates; and  contain a notification that Company has granted a negative pledge to the Holder, and that any subsequent lien or may be tortiouously interfering with the Holder’s rights. Company agrees to furnish any of the foregoing information to the Holder promptly upon request.   Company ratifies its authorization for the Holder to have filed any like initial financing statements or amendments thereto if filed prior to the date hereof. The Holder may add any supplemental language to any such financing statement as the Holder may determine to be necessary or helpful in acquiring or preserving rights against third parties.

4.           Reservation of Shares. The Company shall at all times, so long as any principal amount of the Notes is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of Common Stock as shall at all times be sufficient to effect the conversion of all of the principal amount of the Notes then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than one hundred twenty percent (120%) of the number of shares of Common Stock for which the principal amount of the Notes are at any time convertible. The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Notes based on the principal amount of the Notes held by each Holder at the time of issuance of the Notes or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's Notes, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining Holders, pro rata based on the principal amount of the Notes then held by such Holders.

5.           Voting Rights. Holders shall have no voting rights, except as required by law.

6.           Reissuance of Note. In the event of a conversion or redemption pursuant to this Note of less than all of the Conversion Amount represented by this Note, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of the Note converted or redeemed, a new note of like tenor representing the remaining principal amount of this Note which has not been so converted or redeemed and which is in substantially the same form as this Note.

7.           Defaults and Remedies.

(a) Events of Default. An "Event of Default" is: (i) default for ten (10) days in payment of interest or Default Interest on this Note; (ii) default in payment of the principal amount of this Note when due; (iii) failure by the Company for thirty (30) days after notice to it to comply with any other material provision of this Note; (iv) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company in an involuntary case; (2) appoints a Custodian of the Company or for all or substantially all of its property; or (3) orders the liquidation of the Company or any subsidiary, and the order or decree remains unstayed and in effect for thirty (30) days. The Term "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or State Law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(b) Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including any interest and Default Interest and other amounts due, to be due and payable immediately.

8.           Vote to Change the Terms of this Note. This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and holders of a majority of the aggregate Conversion Amount of the Notes then outstanding.

9.          Lost or Stolen Note. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Notes, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

10.          Payment of Collection, Enforcement and Other Costs. If: (i) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (ii) an attorney is retained to represent the Holder of this Note in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note, then the Company shall pay to the Holder all reasonable attorneys' fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

11.          Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

12.          Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

13.          Governing Law.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of California, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in San Bernardino County for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14.          Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to each Holder of Notes that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

15.          Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

16.         Failure or Indulgence Not Waiver.  No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its Secretary, on and as of the Issuance Date.

INGEN TECHNOLOGIES, INC.
A Georgia Corporation

/s/ Scott R. Sand
Scott R. Sand, CEO (prior to his resignation)

EXHIBIT 2.(e)(1)

CONVERSION NOTICE

Reference is made to the Convertible Note issued by INGEN TECHNOLOGIES, INC.  (the "Note").

In accordance with and pursuant to the Note, the undersigned hereby elects to convert a portion or all of the principal balance of the Note, indicated below into shares of Common Stock (the "Common Stock"), of the Company, by tendering the Note specified below as of the date specified below.

Date of Conversion:

Principal Amount to be converted:                                    $________________

Please confirm the following information:

Conversion Amount:
Conversion Price:
Number of shares of Common Stock to be issued:
Please issue the Common Stock into which the Note is being converted in the name of the Holder of the Note and to the following address:

Authorization

Holder:
Thomas J. Neavitt

By:________________________
Name: Thomas J. Neavitt

Date:

Accepted by:

INGEN TECHNOLOGIES, INC.

By__________________________________________
    Its:

Accepted as of: